Optimum Q - All Cap Core Fund
                        Optimum Q - Balanced Growth Fund
                      Optimum Q - Capital Conservation Fund
                       Each a series of Optimum Q(TM) Funds

                                                              September 17, 2002
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                          Supplement to the Prospectus
                            dated September 12, 2002

The All Cap Core Fund, Balanced Growth Fund and Capital Conservation Fund of the Optimum Q(TM) Funds (the "Funds") have commenced an initial public offering period from September 17, 2002 to September 30, 2002 (the "Subscription Period"), at a subscription/offering price of $10.00 per share.

Orders received during the Subscription Period will not be processed before commencement of operations (currently scheduled for October 1, 2002). Orders to purchase shares of a Fund that are accompanied by payment and that are received after September 17, 2002 will be deemed orders to purchase shares of the specified Fund as of the commencement of operations and will be processed and priced at the initial offering price of $10.00 per share into the appropriate Fund on October 1, 2002.

Thus, in order to obtain the initial offering price of $10.00 per share, an order, accompanied by payment, must be received on or after September 17, 2002 but not later than 4:00 P.M. Eastern Time, September 30, 2002.

Shares of the Funds will not be available to the public prior to the Funds' commencement of operations except through this subscription offers.

Please consult the Funds' Prospectus for a complete description of the costs and risks associated with a continued investment.

The Funds' Prospectus is available by calling 1-86-OPTIMUM-Q (1-866-784-6867) or via the internet at www.optimumqfunds.com.


Please keep this Supplement dated September 17, 2002 with your Prospectus.